DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Focus Global Growth Fund (the “Fund”)

Supplement to the Fund’s Institutional Class
Statutory Prospectus dated March 30, 2010

Effective December 29, 2010, the Fund will be available to residents of all states, the District of Columbia and Puerto Rico.

The following replaces the information related to the Fund in the sections entitled, “What are the Fund’s fees and expenses?” and “Example” on page 1.

What are the Fund’s fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

Class	Institutional
Maximum sales charge (load) imposed on purchases as a percentage of offering price	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none
Exchange fees1	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Institutional
Management fees	0.85%
Distribution and service (12b-1) fees	none
Other expenses	1.39%
Total annual fund operating expenses	2.24%
Fee waivers and expense reimbursements2	(0.94%)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.30%

1	Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

2
The Fund’s investment manager, Delaware Management Company (Manager), has contracted to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses from December 29, 2010 through March 29, 2012 in order to prevent total annual fund operating expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, certain insurance costs, and non-routine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, “non-routine expenses”)) from exceeding 1.30% of the Fund’s average daily net assets. For purposes of these waivers and reimbursements, non-routine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Fund’s Board of Trustees (Board) and the Manager. These waivers and reimbursements apply only to expenses paid directly by the Fund. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's contractual fee waivers and expense reimbursements. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Institutional
1 year	$132
3 years	$610
5 years	$1,114
10 years	$2,502

The following information is removed from the section entitled, “Who manages the Fund – Investment manager” on page 17.

Voluntary waivers. The Manager is voluntarily waiving its investment advisory fees and/or paying expenses (excluding any 12b-1 plan and certain other expenses) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.20% of the Fund's average daily net assets from March 30, 2010 until such time as the voluntary expense cap is discontinued. After giving effect to the Manager's voluntary waivers, the total net annual fund operating expenses for the Fund's Institutional Class shares are 1.20%. The Manager's waivers and/or reimbursements may be discontinued at any time because they are voluntary.

Please keep this Supplement for future reference.

This Supplement is dated December 29, 2010.